Exhibit 10.8

THIRD MODIFICATION TO LOAN AND SECURITY AGREEMENT

This Third Modification to Loan and Security Agreement (this “Modification”) is entered into by and between DecisionPoint Systems, Inc., a(n) Delaware corporation, DecisionPoint Systems International, Inc., a(n) Delaware corporation, DecisionPoint Systems Group, Inc., a(n) Delaware corporation, decisionpoint systems CA, Inc., a(n) California corporation, decisionpoint systems CT, Inc., a(n) Connecticut corporation and Royce Digital Systems, Inc., a(n) California corporation (individually and collectively, the “Borrower”) and Pacific Western Bank dba Pacific Western Business Finance, a California state-chartered bank (“Lender’’) as of this 3rd day of September, 2020, at Campbell, California.

RECITALS

A. Lender and Borrower have previously entered into or are concurrently herewith entering into a Loan and Security Agreement (the “Agreement”) dated August 11, 2016.

B. Lender and Borrower may have previously executed one or more Modifications to Loan and Security Agreement (the “Previous Modification(s)”).

C. Borrower has requested, and Lender has agreed, to modify the Agreement as set forth below.

AGREEMENT

For good and valuable consideration, the parties agree as set forth below:

1. Incorporation by Reference. The Agreement and the Previous Modification(s), if any, as modified hereby and the Recitals are incorporated herein by this reference.

2. Borrowing Authority. The Borrowing Resolution and Incumbency Certification attached hereto as Exhibit A and incorporated herein by this reference remains in full force and effect and no change in Borrower’s officers or signing authority has occurred.

3. Effective Date. The terms of this Modification shall be in full force and effect as of September 12, 2020.

4. Modification to Agreement. The Agreement is hereby modified as follows:

a. The following definition(s) as set forth in “Section 1.1 Definitions.” is(are) hereby amended and restated in its(their) entirety as set forth below:

“Maximum Account Advance” means Ten Million and 00/100 Dollars ($10,000,000.00).

“Maximum Amount’ means Ten Million and 00/100 Dollars ($10,000,000.00).

b. The following Section(s) is(are) hereby amended and restated in its(their) entirety as set forth below:

6.1 Basic Term. This Agreement will be effective upon the Closing Date, will continue in full force and effect until September 12, 2023 (the “Basic Term”), and shall be further automatically extended at the end of the Basic Term, for successive periods of twelve (12) months (each, a “Renewal Term”), unless Borrower shall have given the Lender written notice of its intention to terminate (a “Termination Notice”) at least thirty (30) days prior to the end of the Basic Term or any Renewal Term, as applicable, whereupon this Agreement shall terminate as of the date fixed in the Termination Notice. Notwithstanding any contrary provisions herein, Lender reserves the right to terminate this Agreement at its sole discretion upon giving thirty (30) days’ prior written notice to Borrower pursuant to provisions of Section 15 hereof.

5. Fee. On September 12, 2020, Borrower agrees to pay a loan fee in the amount of Fifty Thousand and 00/100 Dollars ($50,000.00), which sum represents the annual Loan Fee due.

6. Legal Effect. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect.

7. Counterparts. This Modification may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute a single original.

8. Electronic Signature. This Modification, or a signature page thereto intended to be attached to a copy of this Modification, signed and transmitted by facsimile machine, telecopier or other electronic means (including via transmittal of a “pdf” file) shall be deemed and treated as an original document. The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document, At the request of any party hereto, any facsimile, telecopy or other electronic document is to be re-executed in original form by the persons who executed the facsimile, telecopy of other electronic document. No party hereto may raise the use of a facsimile machine, telecopier or other electronic means or the fact that any signature was transmitted through the use of a facsimile machine, telecopier or other electronic means as a defense to the enforcement of this Modification.

9. Integration.. This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

10. Choice of Law; Venue; JURY TRIAL WAIVER. The terms and provisions of Sections 16 (titled “Choice of Law”), 17 (titled “Venue”) and 18 (titled “JURY TRIAL WAIVER”) of the Agreement shall apply in all respects to this Modification, and the same are incorporated herein by this reference.

IN WITNESS WHEREOF, the parties have executed this Third Modification to Loan and Security Agreement as of the date first set forth above.

[Signatures on following page]

Pacific Western Bank		DecisionPoint Systems, Inc.

/s/ Jugdeep Nijjar		/s/ Steven Smith
By:	Jugdeep Nijjar	By:	Steven Smith
Its:	Senior Vice president	Its:	CEO

DecisionPoint Systems International, Inc.

/s/ Steven Smith
		By:	Steven Smith
		Its:	CEO

DecisionPoint Systems Group, Inc.

/s/ Steven Smith
		By:	Steven Smith
		Its:	CEO

decisionpoint systems CA, Inc.

/s/ Steven Smith
		By:	Steven Smith
		Its:	CEO

decisionpoint systems CT, Inc.

/s/ Steven Smith
		By:	Steven Smith
		Its:	CEO

ROYCE DIGITAL SYSTEMS, INC.,

/s/ Steven Smith
		By:	Steven Smith
		Its:	CEO